          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES ISSUED BY
                      METROPOLITAN LIFE INSURANCE COMPANY
                                SUPPLEMENT DATED
                                NOVEMBER 5, 2001
                                       TO
                          PROSPECTUS DATED MAY 1, 2001

This supplements the information contained in the prospectus ("Prospectus") for Flexible Premium Variable Life Insurance Policies, dated May 1, 2001. You should keep this November 5, 2001 Supplement to the Prospectus for future reference.

THE TABLE OF CHARGES AND EXPENSES ON PAGE 5 IS HEREBY REPLACED WITH THE
FOLLOWING:


      TYPE OF CHARGE OR EXPENSE              AMOUNT OF CHARGE OR EXPENSE
-------------------------------------------------------------------------------
  CHARGES WE DEDUCT FROM EACH
   PREMIUM PAYMENT
  Sales charge:                       For Policies issued prior to May 1, 1996
                                      or in connection with certain employer
                                      sponsored plans effective prior to August
                                      1, 2000, up to 1% of each premium
                                      payment. For all other Policies/1/,
                                      . Policy Years 1 to 10 -- up to 9% of
                                        premiums paid (we currently charge
                                        6.5%);
                                      . Policy Years 11 and later -- up to 3%
                                        of premiums paid, until the total of
                                        payments in each such Policy year
                                        equals the annual target premium/2/ in
                                        any Policy year;
                                      . There is no sales charge for payments
                                        in excess of the annual target
                                        premium/2/ in any Policy year.
  Charge for average expected state   2.25% of each premium payment.
   taxes
  Charge for expected federal taxes   1.2% of each premium payment.
  Administrative Charge:              Up to 1.05% of each premium payment. We
                                      reduce the charge to .05% on the portion
                                      of any premiums paid in a Policy year
                                      above the annual target premium/2/.
  Charge for the Enhanced Cash        .25% of each premium payment in the first
   Surrender Value Rider/5/:          five Policy years.
  MONTHLY DEDUCTION FROM YOUR
   POLICY'S CASH VALUE
  Cost of term insurance charges:     Amount varies depending on the specifics
                                      of your Policy/3/.
  Mortality and expense risk charge:  For Policies issued prior to May 1, 1996, or in connection with certain employer
                                      sponsored plans effective prior to August
                                      1, 2000, the charge is currently
                                      equivalent to an effective annual rate of
                                      up to .60% of the cash value in the
                                      Separate Account. We intend to reduce
                                      this charge after Policy year 9 to .30%.
                                      For all other Policies, the charge is
                                      currently equivalent to an effective
                                      annual rate of up to .48% of the cash
                                      value in the Separate Account. We intend
                                      to reduce this charge after Policy year 9
                                      to .36% and after Policy year 20 to .30%.
                                      We may increase this charge to not more
                                      than .90% at any time.
  Underwriting charge: (applies only  A one time charge of up to $3 per
   if you request an increase in      thousand dollars of increase.
   your specified face amount)
  Charges for optional rider          As specified in the form of each rider.
   benefits/4/:
  Transfer Charge:                    We currently do not charge for transfers.

FOOTNOTE 1 ON PAGE 6 IS HEREBY REPLACED WITH THE FOLLOWING:

 /1/For Policies issued with the Refund of Sales Charge Rider, if you request a full cash withdrawal during the first three Policy years (first five Policy years for Policies issued on or after August 1, 2000), we will refund any sales charges deducted within 365 days prior to the date the request is received at our Designated office.
 For Policies issued with the Enhanced Cash Surrender Value Rider, if you request a full cash withdrawal during the first seven Policy years, we will refund (a) part of the cumulative charges we have deducted from your premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year, as shown in the table below. However, we will not pay this refund if the full cash withdrawal is related to an exchange pursuant to
 Section 1035 of the Internal Revenue Code.

                                                            PORTION OF
                                                  COST OF TERM INSURANCE CHARGES
                                PORTION OF        DEDUCTED DURING POLICY YEAR OF
      POLICY YEAR OF        CUMULATIVE PREMIUM         FULL CASH WITHDRAWAL
   FULL CASH WITHDRAWAL   CHANGES TO BE REFUNDED*        TO BE REFUNDED**
  ------------------------------------------------------------------------------
            1                      100%                        75%
            2                       90%                        50%
            3                       75%                        25%
            4                       60%                        None
            5                       45%                        None
            6                       30%                        None
            7                       15%                        None
       8 and later                 None                        None

  * The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your premium.
  ** The percent shown is applied to the cost of term insurance charges deducted during the Policy year in which the full cash withdrawal occurs.

THE FOLLOWING FOOTNOTE IS HEREBY ADDED TO PAGE 6:

/5/ This rider may be attached to Policies issued on or about November 23, 2001 and thereafter if you request it. Rider may not be available in all states.

THE TABLE BELOW HEREBY REPLACES THE TABLE AT THE TOP OF PAGE 17:



    . Disability Waiver of      .Interim Term Insurance Benefit
      Monthly Deduction
      Benefit/1/

    . Accidental Death Benefit  .Yearly Renewable Term Insurance Benefit/3/

    . Accelerated Death         .Enhanced Cash Surrender Value Rider/4/
      Benefit/2/

THE FOLLOWING FOOTNOTE IS ADDED TO PAGE 17:

/4/This rider may be attached to Policies issued on or about November 23, 2001 and thereafter if you request it. Rider may not be available in all states.